Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2 AND MODIFICATION TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 AND MODIFICATION TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 20,2008 (this “Amendment No. 2”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent, Issuing Bank, Swing Lender and a Lender (the “Agent”), and the other LENDERS set forth on the signature pages to this Amendment No. 2.

WITNESSETH:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11, 2008 (as amended by Amendment No. 1 dated as of February 14, 2008, the “Original Credit Agreement”), which provides for certain extensions of credit to the Borrower and its Subsidiaries, subject to certain terms and conditions.

WHEREAS, the Borrower and the Lenders have agreed to amend and modify the Original Credit Agreement as more specifically set forth herein (the Original Credit Agreement, as amended by this Amendment No. 2, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.             DEFINITIONS.  Except as otherwise defined in this Amendment No. 2, initially capitalized terms shall have the respective meanings assigned to such terms in the Original Credit Agreement.

2.             AMENDMENTS.  Upon satisfaction of the conditions set forth in Article 6 below, effective as of the date first above written:

(a)           Section 9.1 (Defined Terms) is amended by adding the following definition, in its correct alphabetical location:

“Conversion Deferred Tax Liability: the deferred tax liability (in an amount not to exceed $75,000,000 as at any date of determination) that arose on or about January 1,2008 in connection with the Borrower’s termination of its election to be treated as an S Corporation under the Code, as such deferred tax liability may appear on the balance sheet of the Borrower as at the end any fiscal year in accordance with GAAP.

(b)           The definition of “Net Worth” in the Original Credit Agreement is amended and restated as follows:

“Net Worth: the excess of total assets over total liabilities (other than the Conversion Deferred Tax Liability), total assets and total liabilities each to be determined in accordance with GAAP.”

(c)           The following sentence shall be added at the end of the definition of “Borrower Taxes”:

“For the sake of clarity, Borrower Taxes includes deferred taxes of the Borrower and its Subsidiaries.”

3.             MODIFICATIONS.  Upon satisfaction of the conditions set forth in Article 6 below, the Agent and the Lenders agree to modify the requirement that Borrower deliver its:

(a)           annual financial statements for the fiscal year ended February 29, 2008, which are due by June 20, 2008 pursuant to the Waiver and Modification Agreement dated as of May 30, 2008, by and among the parties hereto and certain Lenders signatory thereto (the “Waiver and Modification Agreement”),

(b)           Officer’s Compliance Certificate for the quarter ended February 29, 2008, which is due by June 20, 2008 pursuant to the Waiver and Modification Agreement,

(c)           annual budget for the fiscal year commencing on March 1, 2008, which is due by June 20, 2008 pursuant to the Waiver and Modification Agreement,

(d)           monthly reports for the months ended March 31, 2008 and April 30, 2008, which are due by June 20, 2008 pursuant to the Waiver and Modification Agreement,

and, in each case, agree to extend the delivery deadline for such financial statements and reports referenced in clauses (a) through (d) above until June 30, 2008.  The modifications set forth herein are limited to their express terms and shall not imply that the Agent or the Lenders would be willing to expand the terms or provide additional waivers or modifications in the future.

4.             WAIVERS.  Agent and Lenders hereby waive any Default or Event of Default that may have arisen as a result of (i) the amendments set forth in Section 2 above not becoming effective until the date hereof, and (ii) Borrower’s failure to deliver the items specified in clauses (a) through (d) of Section 3 above to the extent the same are delivered no later than June 30, 2008.  The waivers set forth herein are limited to its express terms and shall not imply that the Agent or the Lenders would be willing to expand the terms or provide additional waivers in the future.

5.             REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Original Credit Agreement in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment No. 2:

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(1)           As of the date hereof and after giving effect to the amendments and modifications contained herein, no Default or Event of Default has occurred and is continuing or would exist immediately after giving effect to the amendments contained herein;

(2)           Each of the representations and warranties of the Borrower and the other Loan Parties made in the Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

(3)           The execution, delivery and performance of this Amendment No. 2 has been duly authorized by all requisite corporate action on the part of Borrower; and

(4)           No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution, delivery and/or performance of this Amendment No. 2 and/or the enforceability hereof.  Upon execution by the parties set forth on the signature lines below, this Amendment No. 2 will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof.

6.             EFFECTIVENESS.  The amendments, modifications and waivers to the Original Credit Agreement set forth in Articles 2, 3 and 4 above shall become effective, as of the date hereof, immediately upon the last to occur of the following:

(1)           The Majority Lenders shall have consented to this Amendment No. 2;

(2)           The Agent and Borrower shall have duly executed this Amendment No. 2; and

(3)           The Agent and Lenders shall have received such other information as they shall reasonably request.

7.             MISCELLANEOUS.

(a)           Counterparts.  This Amendment No. 2 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

(b)           Ratification.  Except as set forth in Articles 2, 3 and 4 of this Amendment No. 2, no amendment, modification or waiver to the Credit Agreement is intended

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hereby.  The Original Credit Agreement, as amended by this Amendment No. 2, and the other Loan Documents (and/or in connection with this Amendment No. 2) are, and shall continue to be, in full force and effect.  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Original Credit Agreement, as amended by this Amendment No. 2, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Original Credit Agreement (and/or in connection with this Amendment No. 2). Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Original Credit Agreement as amended hereby and (ii) the other Loan Documents.

(c)           Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment No. 2 and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

(d)           Governing Law.  This Amendment No. 2 shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

(e)           References.  From and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereof, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment No. 2 and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent and Lender

By	/s/ Stephen A. Foreman
Name:
Title:

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

Acknowledged and agreed to by:

Guarantors:

MARTIN LIMESTONE, INC.
STAR CARRIERS, INC.
ABC PAVING CO., INC.
E.R.S.C., INC.
GATEWAY TRADE CENTER INC.
BUFFALO CRUSHED STONE INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary, on behalf of each of the foregoing

NEW ENTERPRISE TRANSPORTATION, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

VALLEY QUARRIES, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	President and Assistant Secretary

BLAIR BEDFORD PAVING COMPANY, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Secretary and Treasurer

NESL BUFFALO HOLDINGS, INC.
2544 CLINTON, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

STABLER COMPANIES INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EASTERN INDUSTRIES, INC.
STABLER DEVELOPMENT COMPANY
ELCO-HAUSMAN CONSTRUCTION CORPORATION
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

NATIONAL CITY BANK

By:	/s/ John F. McDonald
	Name:	John F. McDonald
	Title:	Assistant Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

FIRST COMMONWEALTH BANK

By:	/s/ Lawrence C. Deihle
	Name:	Lawrence C. Deihle
	Title:	SVP

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

SOVEREIGN BANK as successor to Waypoint Bank

By:	/s/ Zerick D. Cook
	Name:	Zerick D. Cook
	Title:	Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Benjamin Ditson
	Name:	Benjamin Ditson
	Title:	Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

KEY BANK, N.A.

By:	/s/ Mark F. Wachowiak
	Name:	Mark F. Wachowiak
	Title:	Vice President, Corporate Banking and Finance

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

FULTON BANK

By:	/s/ James J. Dougherty
	Name:	James J. Dougherty
	Title:	VP Relationship Manager

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

S&T BANK

By:	/s/ Michael J. Settimio
	Name:	Michael J. Settimio
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

HSBC BANK USA, N.A.

By:	/s/ Frank M. Eassa
	Name:	Frank M. Eassa
	Title:	AVP, Relationship Manager

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

WILMINGTON TRUST OF PENNSYLVANIA

By:	/s/ Megan V. Rosanova
	Name:	Megan V. Rosanova
	Title:	AVP

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

FIRSTMERIT BANK, N.A.

By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

SANDY SPRING BANK

By:	/s/ Roy S. Lewis
	Name:	Roy S. Lewis
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

THE HUNTINGTON NATIONAL BANK

By:	/s/ David S. Vith
	Name:	David S. Vith
	Title:	Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

FIRST NATIONAL BANK OF PENNSYLVANIA
formerly OMEGA BANK

By:	/s/ Karl K. Brustle
	Name:	Karl K. Brustle
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

TRISTATE CAPITAL BANK

By:	/s/ Paul J. Oris
	Name:	Paul J. Oris
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement —

New Enterprise Stone & Lime Co., Inc.]